SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 1, 2010

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33145	36-2257936
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 1, 2010, Beauty Systems Group LLC, a subsidiary of Sally Beauty Holdings, Inc. (the “Company”), entered into a Stock Purchase Agreement with Aerial Company, Inc. (“Aerial”) and the shareholders of Aerial, pursuant to which the Company acquired all of the capital stock of Aerial (the “Stock Purchase Agreement”). The aggregate consideration for the transaction was $79 million, subject to certain adjustments, including an adjustment based on closing date net assets. The Company is funding the transaction through a borrowing under its existing asset-based revolving credit facility of approximately $78 million and cash from its balance sheet of approximately $1 million.  The Company currently expects to realize approximately $9 million of present value future tax savings as a result of the parties’ election to treat the transaction as an asset sale under Internal Revenue Code Section 338(h)(10) and similar state laws. The Company has also agreed to indemnify the shareholders of Aerial for certain increased tax liabilities that they may incur as a result of the structure of the transaction up to $1 million.

The Stock Purchase Agreement contains conventional representations and warranties, covenants and indemnities. The parties have agreed to set aside in escrow an aggregate amount of approximately $6 million of the consideration to secure the indemnification and other obligations of the shareholders of Aerial and certain covenants under the Stock Purchase Agreement.

In connection with the transactions, certain of the shareholders of Aerial agreed to restrictive covenants regarding, among other matters, non-competition with the business of Aerial, the confidentiality of information relating to the business of Aerial and the solicitation of employees, customers and suppliers of Aerial.

The Company will file the Stock Purchase Agreement as an exhibit to its Quarterly Report on Form 10-Q for its fiscal quarter ended December 31, 2010.

Statements in this report and the exhibits hereto which are not purely historical facts or which depend upon future events may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would,” or similar expressions may also identify such forward-looking statements.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to: the highly competitive nature of, and the increasing consolidation of, the beauty products distribution industry; anticipating changes in consumer preferences and buying trends or managing our product lines and inventory; potential fluctuation in our same store sales and quarterly financial performance; our dependence upon manufacturers who may be unwilling or unable to continue to supply products to us; the possibility of material interruptions in the supply of beauty supply products by our manufacturers; products sold by us being found to be defective in labeling or content; compliance with laws and regulations or becoming subject to additional or more stringent laws and regulations; product diversion to mass retailers; the operational and financial performance of our franchise business; the success of our new Internet-based business; successfully identifying acquisition candidates or successfully completing desirable acquisitions; integrating businesses acquired in the future; the possibility that we may not recognize the expected tax benefits of our acquisition of Aerial Company, Inc.; opening and operating new stores profitably; the impact of a continued downturn in the economy upon our business; the success of our cost control plans; protecting our intellectual property rights, specifically our trademarks; conducting business outside the United States; disruption in our information technology systems; natural disasters or acts of terrorism; the preparedness of our accounting and other management systems to meet financial reporting and other requirements and the upgrade of our existing financial reporting system; being a holding company, with no operations of our own, and depending on our subsidiaries for cash; our substantial indebtedness; the possibility that we may incur substantial additional debt; restrictions and limitations in the agreements and instruments governing our debt; generating the significant amount of cash needed to service all of our debt and refinancing all or a portion of our indebtedness or obtaining additional financing; changes in interest rates increasing the cost of servicing our debt or increasing our interest expense due to our interest rate swap agreements; the potential impact on us if the financial institutions we deal with become impaired; the representativeness of our historical consolidated financial information with respect to our future financial position, results of operations or cash flows; our reliance upon Alberto-Culver for the accuracy of certain historical services and information; the share distribution of Alberto-Culver common stock in our separation from Alberto-Culver not constituting a tax-free distribution; actions taken by certain large shareholders adversely affecting the tax-free nature of the share distribution of Alberto-Culver common stock; the voting power of our largest stockholder discouraging third party acquisitions of us at a premium; and the interests of our largest stockholder differing from the interests of other holders of our common stock.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our most recent Annual Report on Form 10-K for the year ended September 30, 2009, as filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.

ITEM 2.03           CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On October 1, 2010, the Company borrowed $78 million under its existing asset-based revolving credit agreement (the “Revolver”) as partial consideration for the transaction described above in Item 1.01.  Borrowings under the Revolver bear interest at LIBOR plus a borrowing spread that is dependent upon availability. As of October 1, 2010, the interest rate on borrowings under the Revolver equals approximately 1.5%.  All outstanding borrowings under the Revolver are due and payable on November 16, 2011.

Outstanding amounts under the Revolver may be accelerated upon the occurrence of events of default as set forth therein.

ITEM 8.01.  OTHER EVENTS

On October 4, 2010, the Company issued the news release attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	See exhibit index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 4, 2010

SALLY BEAUTY HOLDINGS, INC.

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, Secretary and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	News release issued by Sally Beauty Holdings, Inc. on October 4, 2010.